A-1 4821-9786-2960\2 HEARTLAND FINANCIAL USA, INC. 2020 LONG-TERM INCENTIVE PLAN 2023 PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT THREE-YEAR PERFORMANCE PERIOD The Participant specified below is hereby granted a performance-based restricted stock unit award by HEARTLAND FINANCIAL USA, INC. (the “Company”) under the HEARTLAND FINANCIAL USA, INC. 2020 LONG-TERM INCENTIVE PLAN (the “Plan”). The restricted stock units awarded by this Award Agreement (this “Agreement”) shall be subject to the terms of the Plan and the terms set forth in this Agreement. All capitalized terms used in this Agreement and not otherwise defined have the meaning assigned to them in the Plan. Section 1. Award. The Company hereby grants to the Participant an award of restricted stock units (each such unit, an “RSU”), where each RSU represents the right of the Participant to receive one share of Company stock (“Share”) in the future, subject to the terms of this Agreement and the Plan. For all purposes of this Agreement: The “Participant” is: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% The “Grant Date” is: %%OPTION_DATE%-% The number of RSUs is: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Section 2. Vesting of RSUs. (a) Vesting. To the extent earned in accordance with Section 2(b), and subject to forfeiture prior to vesting in accordance with Section 2(c), the RSUs shall vest on the Measurement Date (as defined in Section 2(b)) or such earlier date pursuant to Section 2(c). Shares shall be delivered based upon vesting of RSUs pursuant to and subject to Section 3 below. The price at which the RSUs shall vest is the fair market value of Company stock at closing on the business day prior to the Measurement Date. (b) Earning of RSUs. The RSUs are earned based upon the financial performance of the Company as set forth in Exhibit A (the “Performance Targets”) during the three fiscal years commencing with the fiscal year in which the Grant Date occurs (the “Performance Period”). The Committee shall determine the number of RSUs earned based upon the Performance Targets at its first meeting after measurement of performance in relation to the Performance Targets is attainable for the last fiscal year of the Performance Period (the “Measurement Date”), and the Company shall advise the Participant as soon as practicable thereafter of the number of RSUs that have been earned; provided, however, that no RSUs shall become earned if there exists as of the Measurement Date, as determined by the Committee, a material weakness (a “Material Weakness”) in the safety, soundness or compliance (e.g., a regulatory memorandum of understanding, or a material weakness in internal control over financial reporting) of the Company. In determining whether the RSUs have been earned based upon the Performance Targets, the Committee shall consider the effects of the following items, to the extent identified in the audited financial statements of the Company as of and for the three fiscal years ended during the Performance Period, or in the Management Discussion and Analysis section of the Company’s annual reports for such three fiscal years made available to its stockholders during the Performance Period: (i) extraordinary, unusual or nonrecurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting principles, regulations or laws or (iv) mergers or acquisitions. (c) Forfeiture and Special Vesting of RSUs. Notwithstanding the foregoing provisions of Section 2(b): (i) Any RSUs that have not been earned as of the Measurement Date based upon failure to meet the Performance Targets shall expire and be forfeited on, and as of, the Measurement Date. (ii) Any RSUs that have not been earned as of the Measurement Date based upon failure to remediate a Material Weakness shall expire and be forfeited on, and as of, the Measurement Date. (iii) If a Participant’s Termination of Service occurs prior to the Measurement Date due to termination of the Participant’s employment by the Participant’s employer (with or without Cause) or by the Participant voluntarily (other than due to Qualifying Retirement), any RSUs held by the Participant shall expire and shall be forfeited as of the date of employment termination. (iv) If a Participant’s Termination of Service occurs during the Performance Period but prior to the Measurement Date, due to the Participant’s Disability or death, then the number of RSUs awarded in Section 1 shall vest. Participant is not entitled to an increase or decrease in vesting RSUs as a result of the Company’s financial performance relative to any Performance Targets. (v) If the Participant’s Termination of Service occurs during the Performance Period due to a Qualifying Retirement (as defined below), then all of the RSUs shall vest in accordance with subsection 2(b)(v) above as though the Participant were employed through the Performance Period. A “Qualifying Retirement” means a voluntary Termination of Services by the Participant on or after the date the Participant reaches the age of 62, and provided that (A) the Participant has provided at least five (5) years of full-time equivalent services to the Company or a Subsidiary through the date of such Termination of Services; (B) the Participant covenants that the Participant shall not engage in any full-time employment with any entity thereafter (although Participant shall be entitled to engage in part-time employment, including services as a member of a board of directors or similar body, with an entity that does not compete with the Company or any Subsidiary) unless such employment has been approved in writing by the Chair of the Committee; (C) the Participant executes a general release and waiver of claims against the Company at the time of such Termination of Services; and (D) the Participant executes a confidentiality, non- solicitation, and non-competition agreement with the Company at the time of such Termination of Service. Consistent with Section 5.2 of the Plan, any question regarding whether a voluntary Termination of Service constitutes a Qualifying Retirement shall be determined by the Committee and the decision of the Committee shall be final and binding upon the Participant.

(vi) Immediately upon a Change in Control, if the obligations under this Agreement are not assumed by the Company or its successor in such Change in Control, all RSUs that have not been previously forfeited shall become vested as if the Company had achieved 100% of the Performance Targets immediately prior to the Change in Control. Otherwise, if the obligations under this Agreement are assumed by the Company or its successor in such Change in Control, and if a Participant’s employment by the Company or Bank or successor of the Company or Bank shall become subject to a Termination of Service within the period beginning six months prior to a Change in Control and ending 24 months after a Change in Control, all RSUs then held by the Participant shall become vested as if the Company had achieved 100% of the Performance Targets immediately prior to the Change in Control, upon the later to occur of the Termination of Service or Change in Control. The foregoing provisions are subject to any forfeiture and expiration provisions otherwise applicable to the RSUs. Section 3. Settlement of RSUs. Delivery of Shares or other amounts under this Agreement shall be subject to the following: (a) Delivery of Shares. The Company shall deliver to the Participant one Share, free and clear of any restrictions, in settlement of each vested RSU within 30 days following the Measurement Date. For RSUs vesting as a result of the Participant’s death or Disability, the Company shall deliver to the Participant or Participant’s estate or beneficiaries, as applicable, free, and clear of any restrictions, in settlement of each vested RSU within 90 days of Participant’s death or within 30 days of Company’s receipt of proof of Participant’s Disability. (b) Compliance with Applicable Laws. Notwithstanding any other term of this Agreement or the Plan, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under this Agreement unless such delivery or distribution complies with all applicable laws and the applicable rules of any securities exchange or similar entity. (c) Certificates Not Required. To the extent that this Agreement and the Plan provide for the issuance of Shares, such issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity. Section 4. Withholding. All deliveries of Shares pursuant to this Agreement shall be subject to withholding of all applicable taxes. The Company shall have the right to require the Participant (or if applicable, permitted assigns, heirs, and Designated Beneficiaries) to remit to the Company an amount sufficient to satisfy any tax requirements prior to the delivery date of any Shares in connection with this Agreement. Except as may be provided otherwise by the Committee, such withholding obligations may be satisfied at the election of the Participant (a) through debit of a deposit account held by the Participant at a bank affiliated with the Company, or (b) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (b) may not be used to satisfy more than the Company’s minimum statutory withholding obligation. Section 5. Non-Transferability of RSUs. Neither the RSUs awarded pursuant to this Agreement, nor any portion thereof, shall be transferable, except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. Except as provided in the immediately preceding sentence, this Agreement shall not be assigned, transferred, pledged, hypothecated, or otherwise disposed of by the Participant in any way whether by operation of law or otherwise, and shall not be subject to execution, attachment, or similar process. Any attempt at assignment, transfer, pledge, hypothecation, or other disposition of this Agreement contrary to the provisions hereof, or the levy of any attachment or similar process upon this Agreement or the RSUs it represents, shall be null and void and without effect. Section 6. Stockholder Rights. Any dividends or other distributions declared payable on the Company’s Shares on or after the grant date of the RSUs until the RSUs vest or forfeit shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of the Shares of the Company (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent that, the RSUs to which they relate vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to RSUs that are forfeited under the terms of the Plan and this Agreement are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the RSUs to which they relate vest and are converted into Shares. Other than as explicitly set forth above, the Participant shall not have any other rights of a Stockholder with respect to the RSUs, including but not limited to, voting rights, prior to the settlement of the RSUs pursuant to Section 3(a) above and issuance of Shares as provided herein. Section 7. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring all or substantially all of the Company’s assets or business. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been settled or distributed at the time of the Participant’s death and have not been designated to pass to a certain beneficiary, such rights shall be provided to the legal representative of the estate of the Participant. Section 8. Administration. The authority to manage and control the operation and administration of this Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee with respect to this Agreement or the Plan shall be final and binding on all persons. Section 9. Plan Governs. Notwithstanding anything in this Agreement to the contrary, this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Human Resources Department of the Company. This Agreement shall be subject to all interpretations, amendments, rules, and regulations promulgated by the Committee from time to time. Notwithstanding any term of this Agreement to the contrary, in the event of any discrepancy between the corporate records of the Company and this Agreement, the corporate records of the Company shall control. Section 10. Not an Employment Contract. Neither the RSUs granted under this Agreement, nor this Agreement shall confer upon the Participant any rights with respect to continuance of employment or other service with the Company or a Subsidiary, nor shall they interfere in any way with any right the Company or a Subsidiary may otherwise have to terminate or modify the terms of the Participant’s employment or other service at any time. Section 11. Amendment. Without limitation of Section 14 and Section 15 below, this Agreement may be amended in accordance with the provisions of the Plan, and may otherwise be amended in writing by the Participant and the Company without the consent of any other person. Section 12. Governing Law. This Agreement, the Plan and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws, except as superseded by applicable federal law. Section 13. Validity. If any provision of this Agreement is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein. Section 14. Section 409A Amendment. This Agreement is intended to be exempt from Code Section 409A and this Agreement shall be administered and interpreted in accord ance with such intent. The Committee reserves the right (including the right to delegate such right) to unilaterally amend this Agreement without the consent of the Participant in order to maintain an exclusion from the application of, or to maintain compliance with, Code Section 409A; and the Participant hereby acknowledges and consents to such rights of the Committee. Section 15. Clawback. This Agreement, the RSUs and any Shares issued under this Agreement, and any amount or benefit received under the Plan, shall be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company or Subsidiary clawback policy (the “Policy”) or any applicable law, as may be in effect from time to time. The Participant hereby acknowledges and consents to the Company’s or a Subsidiary’s application, implementation and enforcement of (a) the Policy and any similar policy established by the Company or a Subsidiary that may apply to the Participant, whether adopted prior to or following the date of this Agreement, and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and agrees that the Company or a Subsidiary may take such actions as may be necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action. * * * * * IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name and on its behalf, and the Participant acknowledges understanding and acceptance of, and agrees to, the terms of this Agreement, all as of the Grant Date. This Agreement and any amendments or supplements hereto may be executed in counterparts, each of which shall constitute an original, but taken together shall constitute a single contract. Signature may be in electronic format, including by electronic acknowledgement. EMPLOYEE By: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% Via Electronic Acknowledgment HEARTLAND FINANCIAL USA, INC. By: Bruce K. Lee Title: President and CEO